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                                                                    Exhibit 23.4


                          Independent Auditors' Consent

The Board of Directors
PLD Telekom Inc.:

         We consent to the use of our report dated March 21, 1997 incorporated herein by reference in the registration statement.

KPMG LLP
Chartered Accountants

Calgary, Canada
January 19, 2000